UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                            FORM 8-K/ACURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 25, 2004

                          APPLIED NEUROSOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                      001-13835                 39-1661164
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission file Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

50 Lakeview Parkway, Suite 111, Vernon Hills, IL                        60061
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     (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (847) 573-8000

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants.

      (i) On October 18, 2004, the Audit Committee of the Company's Board of Directors dismissed KPMG LLP ("KPMG") as the Company's independent accountants.

      (ii) The audit report of KPMG on the consolidated financial statements of the Company as of December 31, 2003 and 2002 and for the three year period ended December 31, 2003 and for the period from March 14, 1992 (date of inception) through December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on the consolidated financial statements of the Company as of December 31, 2002 and 2001 and for the three year period ended December 31, 2002 and for the period from March 14, 1992 (date of inception) through December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that it was modified as to the Company's ability to continue as a going concern and contained a separate paragraph stating that "as discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty".

      (iii) All members of the Company's Audit Committee participated in the meeting held on October 18, 2004 and unanimously approved the dismissal of KPMG.

      (iv) During the two most recent fiscal years and the subsequent interim period through October 18, 2004, there were no disagreements between the Company and KPMG as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in their reports on the consolidated financial statements for such years to the subject matter of the disagreement.

      (v) A letter from KPMG is filed as Exhibit 16.1 to this Form 8-K. During the Company's two most recent fiscal years ended December 31, 2003, and the subsequent interim period through October 18, 2004, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

(b) New independent accountants.

      (i) On October 18, 2004, the Company engaged Virchow Krause & Company LLP ("VK") as its new independent accountants. The Company's Audit Committee unanimously approved the engagement of VK at the Committee's meeting held on October 18, 2004. In the Company's two most recent fiscal years and any subsequent interim period through the date of the engagement, the Company has not consulted with VK regarding either:

            (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that VK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

            (b) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

            The following exhibits are filed as part of this report:

EXHIBIT
NUMBER                                      DESCRIPTION
-------      -----------------------------------------------------------------------------------------------
 16.1        Letter from KPMG dated October 18, 2004, regarding change in certifying accountant*.
 16.2        Letter from KPMG dated November 5, 2004, regarding change in certifying accountant.

* Previously filed on the Form 8-K dated October 25, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            APPLIED NEUROSOLUTIONS, INC.


                                            By: /s/    David Ellison
                                                --------------------------------
                                                Name:  David Ellison
                                                Title: Chief Financial Officer

Dated: November 5, 2004